32.1 Certification of the Chief Executive Officer and Chief Financial Officer of Highland Ridge, Inc. pursuant to Section 906 of the Sarbanes Oxley Act of 2002


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of HIGHLAND RIDGE (the "Company") for the year ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Michael Anthony, Chief Executive Officer and Chief Financial Officer of Highland Ridge, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 8, 2009

                                                    /s/ Michael Anthony
                                                    ----------------------
                                                    Michael Anthony
                                                    Chief Executive Officer


                                                    /s/ Michael Anthony
                                                    ----------------------
                                                    Michael Anthony
                                                    Chief Financial Officer